SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 9, 2002

                         TRANSMERIDIAN EXPLORATION, INC.

               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                     333-60960                76-0644935
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)



   11811 North Freeway, Suite 500                                  77060
           Houston, Texas                                        (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (281) 999-9091

Item 6. Resignations of Registrant's Directors

Transmeridian Exploration, Incorporated Announces Retirement of its Chairman of the Board.

Transmeridian Exploration, Incorporated ("TMEI" or the "Company") has announced that Roger Brittain and Peter L. Holstein, are retiring as directors effective September 9, and 8, 2002, respectively.

Mr. Lorrie T. Olivier, President and CEO of TMEI said "The board wishes to thank Mr. Brittain and Mr. Holstein for their significant contributions to the company in its formative stage."

TMEI is an independent exploration and production company with a significant oil development project in the Republic of Kazakhstan.

SOURCE Transmeridian Exploration, Incorporated

CONTACT:  Jim Tucker, Vice President Finance
(281) 999-9091, or tmei@tmei.com.

Web site: http://www.tmei.com




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TRANSMERIDIAN EXPLORATION, INC.




Date:  February 18, 2002                By: /s/ Jim W. Tucker
                                        ----------------------------------------
                                        Jim W. Tucker, V.P. Finance



                                  End of Filing




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